Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Itschak Shrem, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of BreedIT Corp. on Form 10-K for the year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-K fairly presents in all material respects the financial condition and results of operations of BreedIT Corp. as of and of December 31, 2015 presented in such Report. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such annual report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By: /s/ Itschak Shrem

Name: Itschak Shrem

Title: CEO

Date: April 4, 2016